EXHIBIT 99.2

Ceridian Corporation and Subsidiaries

Supplementary Schedules Referenced in October 18, 2004 Press Release

As referenced in the October 18, 2004 press release of Ceridian Corporation, the attached supplementary schedules contain restated historical earnings results for the past nine quarters along with restated business segment information.

Ceridian Corporation and Subsidiaries
Schedule D

CONSOLIDATED STATEMENTS OF OPERATIONS (Unaudited)
As Reported
(In millions, except for per share amounts)

	2002					2003					2004
	Q1	Q2	Q3	Q4	Total	Q1	Q2	Q3	Q4	Total	Q1
Revenue	$302.1	$291.9	$288.6	$308.4	$1,191.0	$314.1	$299.5	$303.9	$335.7	$1,253.2	$326.5
Costs and Expenses
Cost of Revenue	139.2	139.7	136.5	145.7	561.1	142.4	143.8	142.7	151.7	580.6	151.6
Selling, general and administrative	106.0	97.4	92.3	93.7	389.4	111.6	97.6	100.1	106.1	415.4	121.5
Research and development	15.3	14.4	15.1	14.5	59.3	16.3	16.8	15.9	15.7	64.7	16.6
Other expense (income)	9.8	(0.1)	9.7	14.9	34.3	(0.4)	0.2	(1.1)	(1.2)	(2.5)	(1.3)
Interest income	(0.3)	(0.6)	(0.6)	(0.6)	(2.1)	(0.5)	(0.5)	(0.5)	(0.5)	(2.0)	(0.5)
Interest expense	1.9	1.9	1.5	1.3	6.6	1.2	1.2	1.3	1.1	4.8	1.2
Total costs and expenses	271.9	252.7	254.5	269.5	1,048.6	270.6	259.1	258.4	272.9	1,061.0	289.1
Earnings before income taxes	30.2	39.2	34.1	38.9	142.4	43.5	40.4	45.5	62.8	192.2	37.4
Income tax provision	10.8	14.1	12.3	13.1	50.3	15.4	14.4	16.2	21.4	67.4	13.1
Earnings from continuing operations	$19.4	$25.1	$21.8	$25.8	$92.1	$28.1	$26.0	$29.3	$41.4	$124.8	$24.3
Diluted earnings per share	$0.13	$0.16	$0.15	$0.17	$0.61	$0.19	$0.17	$0.19	$0.27	$0.83	$0.16
Shares	150.9	153.7	149.9	148.9	150.6	148.9	149.3	151.8	154.3	151.1	153.1

Ceridian Corporation and Subsidiaries
Schedule E

CONSOLIDATED STATEMENTS OF OPERATIONS (Unaudited)
Adjustments
(In millions, except for per share amounts)

	2002					2003					2004
	Q1	Q2	Q3	Q4	Total	Q1	Q2	Q3	Q4	Total	Q1
Revenue	$—	$—	$—	$(1.4)	$(1.4)	$—	$(0.1)	$(0.7)	$(0.3)	$(1.1)	$(2.0)
Costs and Expenses
Cost of Revenue	0.8	0.8	1.8	0.7	4.1	2.1	3.3	2.6	1.3	9.3	0.4
Selling, general and administrative	(0.3)	0.1	—	1.7	1.5	(0.7)	2.0	(0.5)	4.0	4.8	(0.8)
Research and development	2.7	1.8	1.2	1.3	7.0	(0.2)	1.9	1.8	3.6	7.1	2.1
Other expense (income)	—	0.7	—	(0.1)	0.6	—	—	—	—	—	2.5
Interest income	—	—	—	—	—	—	—	—	—	—	—
Interest expense	—	(0.2)	(0.1)	—	(0.3)	—	(0.1)	—	(0.1)	(0.2)	(0.1)
Total costs and expenses	3.2	3.2	2.9	3.6	12.9	1.2	7.1	3.9	8.8	21.0	4.1
Earnings before income taxes	(3.2)	(3.2)	(2.9)	(5.0)	(14.3)	(1.2)	(7.2)	(4.6)	(9.1)	(22.1)	(6.1)
Income tax provision	(1.1)	(1.2)	(1.1)	(1.7)	(5.1)	(0.4)	(2.8)	(1.2)	(3.5)	(7.9)	(2.0)
Earnings from continuing operations	$(2.1)	$(2.0)	$(1.8)	$(3.3)	$(9.2)	$(0.8)	$(4.4)	$(3.4)	$(5.6)	$(14.2)	$(4.1)
Diluted earnings per share	$(0.02)	$(0.01)	$(0.02)	$(0.02)	$(0.06)	$(0.01)	$(0.03)	$(0.02)	$(0.04)	$(0.10)	$(0.03)
Shares	150.9	153.7	149.9	148.9	150.6	148.9	149.3	151.8	154.3	151.1	153.1
Summary by operating segment
HRS	$(3.2)	$(3.2)	$(2.9)	$(4.4)	$(13.7)	$(1.2)	$(7.2)	$(4.6)	$(8.9)	$(21.9)	$(6.1)
Comdata	—	—	—	(0.6)	(0.6)	—	—	—	(0.2)	(0.2)	—
Other	—	—	—	—	—	—	—	—	—	—	—
Total earnings before income taxes	$(3.2)	$(3.2)	$(2.9)	$(5.0)	$(14.3)	$(1.2)	$(7.2)	$(4.6)	$(9.1)	$(22.1)	$(6.1)

Ceridian Corporation and Subsidiaries
Schedule F

CONSOLIDATED STATEMENTS OF OPERATIONS (Unaudited)
Restated
(In millions, except for per share amounts)

	2002					2003					2004
	Q1	Q2	Q3	Q4	Total	Q1	Q2	Q3	Q4	Total	Q1
Revenue	$302.1	$291.9	$288.6	$307.0	$1,189.6	$314.1	$299.4	$303.2	$335.4	$1,252.1	$324.5
Costs and Expenses
Cost of Revenue	140.0	140.5	138.3	146.4	565.2	144.5	147.1	145.3	153.0	589.9	152.0
Selling, general and administrative	105.7	97.5	92.3	95.4	390.9	110.9	99.6	99.6	110.1	420.2	120.7
Research and development	18.0	16.2	16.3	15.8	66.3	16.1	18.7	17.7	19.3	71.8	18.7
Other expense (income)	9.8	0.6	9.7	14.8	34.9	(0.4)	0.2	(1.1)	(1.2)	(2.5)	1.2
Interest income	(0.3)	(0.6)	(0.6)	(0.6)	(2.1)	(0.5)	(0.5)	(0.5)	(0.5)	(2.0)	(0.5)
Interest expense	1.9	1.7	1.4	1.3	6.3	1.2	1.1	1.3	1.0	4.6	1.1
Total costs and expenses	275.1	255.9	257.4	273.1	1,061.5	271.8	266.2	262.3	281.7	1,082.0	293.2
Earnings before income taxes	27.0	36.0	31.2	33.9	128.1	42.3	33.2	40.9	53.7	170.1	31.3
Income tax provision	9.7	12.9	11.2	11.4	45.2	15.0	11.6	15.0	17.9	59.5	11.1
Earnings from continuing operations	$17.3	$23.1	$20.0	$22.5	$82.9	$27.3	$21.6	$25.9	$35.8	$110.6	$20.2
Diluted earnings per share	$0.11	$0.15	$0.13	$0.15	$0.55	$0.18	$0.14	$0.17	$0.23	$0.73	$0.13
Shares	150.9	153.7	149.9	148.9	150.6	148.9	149.3	151.8	154.3	151.1	153.1
Revenue by operating segment
HRS	$226.7	$208.3	$213.2	$228.3	$876.5	$235.6	$220.3	$223.5	$253.8	$933.2	$243.0
Comdata	75.4	83.6	75.4	78.7	313.1	78.5	79.1	79.7	81.6	318.9	81.5
Total Revenue	$302.1	$291.9	$288.6	$307.0	$1,189.6	$314.1	$299.4	$303.2	$335.4	$1,252.1	$324.5
Earnings before interest and taxes by operating segment
HRS	$3.9	$10.5	$13.0	$9.2	$36.6	$18.9	$7.4	$14.2	$27.7	$68.2	$5.1
Comdata	20.6	26.6	19.0	25.4	91.6	24.1	26.4	27.5	26.5	104.5	26.8
Other	4.1	—	—	—	4.1	—	—	—	—	—	—
Total earnings before interest and taxes	28.6	37.1	32.0	34.6	132.3	43.0	33.8	41.7	54.2	172.7	31.9
Interest, net	(1.6)	(1.1)	(0.8)	(0.7)	(4.2)	(0.7)	(0.6)	(0.8)	(0.5)	(2.6)	(0.6)
Earnings before income taxes	$27.0	$36.0	$31.2	$33.9	$128.1	$42.3	$33.2	$40.9	$53.7	$170.1	$31.3